                                                                    Exhibit 99.2


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       BANC OF AMERICA SECURITIES [LOGO OMITTED]

                                 ABFC 2004-AHL1
                               COLLATERAL STRATS


FICO & DOCUMENTATION
-------------------------------------------------------------------------------------------------------------------------------
FICO SCORE         FULL            STATED          12 MO.          6 MO.       ALL DOCS       AVG PRIN BAL       CURRENT LTV
-------------------------------------------------------------------------------------------------------------------------------
<= 500             0.34%            0.00%           0.00%          0.00%         0.34%         155,544.53           71.91
-------------------------------------------------------------------------------------------------------------------------------
501 - 550         14.80%            1.64%           0.79%          0.27%        17.49%         140,532.32           78.12
-------------------------------------------------------------------------------------------------------------------------------
551 - 600          6.30%            5.54%           1.61%          0.35%        13.79%         150,632.15           78.05
-------------------------------------------------------------------------------------------------------------------------------
601 - 650          3.37%           13.94%           2.77%          0.49%        20.56%         170,476.87           81.18
-------------------------------------------------------------------------------------------------------------------------------
651 - 700          2.36%           25.72%           1.83%          0.32%        30.22%         176,105.01           80.69
-------------------------------------------------------------------------------------------------------------------------------
701 - 750          0.27%           12.23%           0.77%          0.33%        13.60%         185,048.65           79.13
-------------------------------------------------------------------------------------------------------------------------------
751 - 800          0.05%            3.49%           0.37%          0.00%         3.92%         193,020.48           80.98
-------------------------------------------------------------------------------------------------------------------------------
801 - 850          0.00%            0.07%           0.00%          0.00%         0.07%         130,883.37           79.81
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:            27.48%           62.63%           8.13%          1.75%       100.00%         165,343.17           79.74
-------------------------------------------------------------------------------------------------------------------------------

LTV & FICO
-------------------------------------------------------------------------------------------------------------
CURRENT LTV         FICO <500     FICO 500-550    FICO 550-600    FICO 600-650  FICO 650-700   FICO 700-750
-------------------------------------------------------------------------------------------------------------
<= 50.00              0.00%           0.54%           0.74%          0.08%          0.05%          0.04%
-------------------------------------------------------------------------------------------------------------
50.01 - 60.00         0.09%           0.63%           0.25%          0.03%          0.12%          0.62%
-------------------------------------------------------------------------------------------------------------
60.01 - 70.00         0.00%           1.53%           1.15%          1.18%          0.56%          0.14%
-------------------------------------------------------------------------------------------------------------
70.01 - 80.00         0.00%           7.70%           6.11%         11.18%         24.46%         11.46%
-------------------------------------------------------------------------------------------------------------
80.01 - 90.00         0.00%           7.01%           5.60%          7.06%          4.93%          1.49%
-------------------------------------------------------------------------------------------------------------
90.01 - 100.00        0.00%           0.00%           0.04%          0.24%          0.53%          0.09%
-------------------------------------------------------------------------------------------------------------
TOTAL:                0.09%          17.42%          13.89%         19.77%         30.64%         13.85%
-------------------------------------------------------------------------------------------------------------


LTV & FICO
----------------------------------------------------------------------------------------------------------------
CURRENT LTV         FICO 750-800    FICO GT 800       TOTAL          AVG PRIN BAL       WAC       GROSS MARGIN
----------------------------------------------------------------------------------------------------------------
<= 50.00                0.00%          0.00%          1.45%           120,149.29       7.636         6.348
----------------------------------------------------------------------------------------------------------------
50.01 - 60.00           0.12%          0.00%          1.87%           141,823.60       7.300         5.901
----------------------------------------------------------------------------------------------------------------
60.01 - 70.00           0.00%          0.00%          4.57%           151,563.90       7.552         6.432
----------------------------------------------------------------------------------------------------------------
70.01 - 80.00           3.62%          0.07%         64.60%           172,756.54       7.308         5.911
----------------------------------------------------------------------------------------------------------------
80.01 - 90.00           0.52%          0.00%         26.61%           158,579.20       7.809         6.436
----------------------------------------------------------------------------------------------------------------
90.01 - 100.00          0.00%          0.00%          0.90%           117,518.67       7.801         6.158
----------------------------------------------------------------------------------------------------------------
TOTAL:                  4.26%          0.07%        100.00%           165,343.17       7.461         6.069
----------------------------------------------------------------------------------------------------------------

PRIN BALANCE & FICO
------------------------------------------------------------------------------------------------------------------
PRIN BALANCE                FICO <500   FICO 500-550    FICO 550-600   FICO 600-650   FICO 650-700  FICO 700-750
------------------------------------------------------------------------------------------------------------------
1. - 50,000.                  0.00%         0.17%           0.20%         0.25%           0.25%         0.00%
------------------------------------------------------------------------------------------------------------------
50,001. - 100,000.            0.00%         3.16%           2.15%         1.94%           2.94%         1.07%
------------------------------------------------------------------------------------------------------------------
100,001. - 150,000.           0.00%         4.19%           2.83%         4.35%           5.99%         1.92%
------------------------------------------------------------------------------------------------------------------
150,001. - 200,000.           0.09%         3.65%           2.58%         2.66%           4.83%         2.47%
------------------------------------------------------------------------------------------------------------------
200,001. - 250,000.           0.00%         2.58%           2.12%         2.40%           4.81%         2.62%
------------------------------------------------------------------------------------------------------------------
250,001. - 300,000.           0.00%         1.94%           1.49%         2.39%           5.10%         2.72%
------------------------------------------------------------------------------------------------------------------
300,001. - 350,000.           0.00%         1.06%           0.71%         2.32%           3.20%         2.14%
------------------------------------------------------------------------------------------------------------------
350,001. - 400,000.           0.00%         0.41%           0.80%         1.02%           2.26%         0.59%
------------------------------------------------------------------------------------------------------------------
400,001. - 450,000.           0.00%         0.00%           0.46%         0.70%           0.49%         0.00%
------------------------------------------------------------------------------------------------------------------
450,001. - 500,000.           0.00%         0.26%           0.27%         1.05%           0.50%         0.00%
------------------------------------------------------------------------------------------------------------------
500,001. - 550,000.           0.00%         0.00%           0.28%         0.00%           0.28%         0.00%
------------------------------------------------------------------------------------------------------------------
550,001. - 600,000.           0.00%         0.00%           0.00%         0.33%           0.00%         0.00%
------------------------------------------------------------------------------------------------------------------
600,001. - 650,000.           0.00%         0.00%           0.00%         0.35%           0.00%         0.33%
------------------------------------------------------------------------------------------------------------------
TOTAL:                        0.09%        17.42%          13.89%        19.77%          30.64%        13.85%
------------------------------------------------------------------------------------------------------------------

PRIN BALANCE & FICO
-----------------------------------------------------------------------------------------------------------------
PRIN BALANCE                FICO 750-800    FICO GT 800       TOTAL      CURRENT LTV      WAC      GROSS MARGIN
-----------------------------------------------------------------------------------------------------------------
1. - 50,000.                    0.03%          0.00%          0.89%         74.38        8.288        7.233
-----------------------------------------------------------------------------------------------------------------
50,001. - 100,000.              0.28%          0.00%         11.54%         79.00        7.860        6.509
-----------------------------------------------------------------------------------------------------------------
100,001. - 150,000.             0.54%          0.07%         19.88%         79.60        7.636        6.275
-----------------------------------------------------------------------------------------------------------------
150,001. - 200,000.             0.76%          0.00%         17.04%         80.24        7.515        6.106
-----------------------------------------------------------------------------------------------------------------
200,001. - 250,000.             0.59%          0.00%         15.12%         79.80        7.310        5.917
-----------------------------------------------------------------------------------------------------------------
250,001. - 300,000.             1.23%          0.00%         14.86%         80.52        7.263        5.860
-----------------------------------------------------------------------------------------------------------------
300,001. - 350,000.             0.18%          0.00%          9.61%         79.94        7.196        5.904
-----------------------------------------------------------------------------------------------------------------
350,001. - 400,000.             0.41%          0.00%          5.50%         80.47        7.382        5.983
-----------------------------------------------------------------------------------------------------------------
400,001. - 450,000.             0.24%          0.00%          1.89%         81.85        6.913        5.546
-----------------------------------------------------------------------------------------------------------------
450,001. - 500,000.             0.00%          0.00%          2.09%         71.69        7.216        5.963
-----------------------------------------------------------------------------------------------------------------
500,001. - 550,000.             0.00%          0.00%          0.56%         82.29        8.131        6.885
-----------------------------------------------------------------------------------------------------------------
550,001. - 600,000.             0.00%          0.00%          0.33%         72.41        6.759        5.259
-----------------------------------------------------------------------------------------------------------------
600,001. - 650,000.             0.00%          0.00%          0.69%         84.63        7.315        6.073
-----------------------------------------------------------------------------------------------------------------
TOTAL:                          4.26%          0.07%         100.00%        79.74        7.461        6.069
-----------------------------------------------------------------------------------------------------------------

PREPAYMENT PENALTY & FICO
------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT PENALTY TERM   FICO <500   FICO 500-550  FICO 550-600    FICO 600-650  FICO 650-700   FICO 700-750   FICO 750-800
------------------------------------------------------------------------------------------------------------------------------
0                           0.00%         6.17%         3.80%          4.74%          7.62%          1.86%          0.56%
------------------------------------------------------------------------------------------------------------------------------
6                           0.00%         0.00%         0.11%          0.00%          0.00%          0.00%          0.00%
------------------------------------------------------------------------------------------------------------------------------
12                          0.00%         0.88%         0.90%          1.60%          2.27%          1.12%          0.11%
------------------------------------------------------------------------------------------------------------------------------
18                          0.00%         0.00%         0.09%          0.00%          0.00%          0.14%          0.00%
------------------------------------------------------------------------------------------------------------------------------
24                          0.00%         1.03%         0.69%          1.60%          2.62%          1.00%          0.43%
------------------------------------------------------------------------------------------------------------------------------
30                          0.00%         0.27%         0.00%          0.00%          0.00%          0.00%          0.00%
------------------------------------------------------------------------------------------------------------------------------
36                          0.09%         7.54%         6.94%          10.35%        16.51%          8.73%          2.94%
------------------------------------------------------------------------------------------------------------------------------
48                          0.00%         0.05%         0.00%          0.10%          0.30%          0.00%          0.00%
------------------------------------------------------------------------------------------------------------------------------
60                          0.00%         1.48%         1.36%          1.39%          1.32%          1.00%          0.22%
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      0.09%        17.42%        13.89%         19.77%         30.64%         13.85%          4.26%
------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT PENALTY & FICO
------------------------------------------------------------------------------------------------------------
PREPAYMENT PENALTY TERM    FICO GT 800    TOTAL      CURRENT LTV     WAC      GROSS MARGIN    AVG PRIN BAL
------------------------------------------------------------------------------------------------------------
0                             0.00%       24.75%        79.60       7.771        6.321         155,645.51
------------------------------------------------------------------------------------------------------------
6                             0.00%       0.11%         83.70       8.169        6.707          67,746.83
------------------------------------------------------------------------------------------------------------
12                            0.00%       6.89%         78.31       7.269        5.891         228,409.57
------------------------------------------------------------------------------------------------------------
18                            0.00%       0.23%         75.83       6.538        5.340         211,425.34
------------------------------------------------------------------------------------------------------------
24                            0.00%       7.38%         79.36       7.197        5.793         228,107.15
------------------------------------------------------------------------------------------------------------
30                            0.00%       0.27%         78.25       7.601        6.101         244,327.25
------------------------------------------------------------------------------------------------------------
36                            0.07%      53.16%         80.08       7.344        6.002         168,615.97
------------------------------------------------------------------------------------------------------------
48                            0.00%       0.45%         84.27       7.279        5.724         162,915.39
------------------------------------------------------------------------------------------------------------
60                            0.00%       6.76%         79.32       7.761        6.836         110,106.90
------------------------------------------------------------------------------------------------------------
TOTAL:                        0.07%     100.00%         79.74       7.461        6.069         165,343.17
------------------------------------------------------------------------------------------------------------


MORTG RATES & FICO
------------------------------------------------------------------------------------------------------------------------------------
MORTG RATES           FICO <500    FICO 500-550  FICO 550-600    FICO 600-650  FICO 650-700  FICO 700-750  FICO 750-800  FICO GT 800
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500           0.00%          0.00%         0.00%          0.00%          0.13%         0.00%         0.00%        0.00%
------------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000           0.00%          0.00%         0.00%          0.13%          1.19%         0.98%         0.25%        0.00%
------------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500           0.00%          0.11%         0.57%          1.57%          4.16%         3.42%         1.54%        0.00%
------------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000           0.00%          1.07%         1.92%          4.89%          9.37%         4.96%         1.61%        0.00%
------------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500           0.00%          2.72%         2.72%          5.12%          6.96%         2.76%         0.58%        0.07%
------------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000           0.00%          5.91%         3.37%          5.90%          5.98%         1.15%         0.20%        0.00%
------------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500           0.09%          2.98%         2.78%          1.50%          1.64%         0.38%         0.05%        0.00%
------------------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000           0.00%          3.29%         2.24%          0.60%          0.79%         0.13%         0.00%        0.00%
------------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500           0.00%          0.70%         0.20%          0.06%          0.06%         0.06%         0.03%        0.00%
------------------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000          0.00%          0.36%         0.10%          0.00%          0.27%         0.00%         0.00%        0.00%
------------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500         0.00%          0.10%         0.00%          0.00%          0.00%         0.00%         0.00%        0.00%
------------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000         0.00%          0.15%         0.00%          0.00%          0.10%         0.00%         0.00%        0.00%
------------------------------------------------------------------------------------------------------------------------------------
11.501 - 12.000         0.00%          0.03%         0.00%          0.00%          0.00%         0.00%         0.00%        0.00%
------------------------------------------------------------------------------------------------------------------------------------
13.501 - 14.000         0.00%          0.00%         0.00%          0.00%          0.01%         0.00%         0.00%        0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  0.09%         17.42%        13.89%          19.77%        30.64%        13.85%         4.26%        0.07%
------------------------------------------------------------------------------------------------------------------------------------

MORTG RATES & FICO
----------------------------------------------------------------------------------------
MORTG RATES             TOTAL     CURRENT LTV     WAC       GROSS MARGIN    AVG PRIN BAL
----------------------------------------------------------------------------------------
5.001 - 5.500           0.13%        79.88       5.375         3.875         239,647.69
----------------------------------------------------------------------------------------
5.501 - 6.000           2.56%        76.65       5.926         4.523         222,276.11
----------------------------------------------------------------------------------------
6.001 - 6.500           11.36%       78.11       6.423         5.049         225,234.52
----------------------------------------------------------------------------------------
6.501 - 7.000           23.81%       79.97       6.869         5.503         191,327.59
----------------------------------------------------------------------------------------
7.001 - 7.500           20.93%       79.60       7.370         6.041         161,721.85
----------------------------------------------------------------------------------------
7.501 - 8.000           22.51%       80.04       7.853         6.483         150,342.49
----------------------------------------------------------------------------------------
8.001 - 8.500           9.42%        80.60       8.346         7.070         138,476.52
----------------------------------------------------------------------------------------
8.501 - 9.000           7.05%        80.50       8.828         7.489         142,942.60
----------------------------------------------------------------------------------------
9.001 - 9.500           1.11%        82.73       9.359         7.943         118,591.26
----------------------------------------------------------------------------------------
9.501 - 10.000          0.73%        81.60       9.858         8.489         102,885.60
----------------------------------------------------------------------------------------
10.001 - 10.500         0.10%        81.94       10.500        9.132          63,785.42
----------------------------------------------------------------------------------------
10.501 - 11.000         0.25%        75.48       10.910        9.991         113,398.94
----------------------------------------------------------------------------------------
11.501 - 12.000         0.03%        79.92       11.990        10.990         46,352.22
----------------------------------------------------------------------------------------
13.501 - 14.000         0.01%        89.95       13.990        0.000          22,487.53
----------------------------------------------------------------------------------------
TOTAL:                 100.00%       79.74       7.461         6.069         165,343.17
----------------------------------------------------------------------------------------


MORTG RATES & LTV
------------------------------------------------------------------------------------------------------------------------------------
MORTG RATES              LTV <= 50     LTV 50.01-60    LTV 60.01-70      LTV 70.01-80     LTV 80.01-90  LTV 90.01-100        TOTAL
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500              0.00%           0.00%           0.00%            0.13%             0.00%         0.00%            0.13%
------------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000              0.04%           0.26%           0.17%            1.67%             0.42%         0.00%            2.56%
------------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500              0.00%           0.50%           0.52%            9.85%             0.49%         0.00%           11.36%
------------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000              0.29%           0.19%           0.75%            17.75%            4.50%         0.34%           23.81%
------------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500              0.32%           0.24%           0.88%            14.55%            4.83%         0.10%           20.93%
------------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000              0.57%           0.29%           1.11%            12.26%            8.15%         0.13%           22.51%
------------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500              0.23%           0.09%           0.57%            4.31%             4.09%         0.12%            9.42%
------------------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000              0.00%           0.23%           0.55%            2.91%             3.16%         0.20%            7.05%
------------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500              0.00%           0.00%           0.00%            0.59%             0.52%         0.00%            1.11%
------------------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000             0.00%           0.02%           0.03%            0.39%             0.30%         0.00%            0.73%
------------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500            0.00%           0.00%           0.00%            0.05%             0.06%         0.00%            0.10%
------------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000            0.00%           0.05%           0.00%            0.12%             0.08%         0.00%            0.25%
------------------------------------------------------------------------------------------------------------------------------------
11.501 - 12.000            0.00%           0.00%           0.00%            0.03%             0.00%         0.00%            0.03%
------------------------------------------------------------------------------------------------------------------------------------
13.501 - 14.000            0.00%           0.00%           0.00%            0.00%             0.01%         0.00%            0.01%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     1.45%           1.87%           4.57%            64.60%           26.61%         0.90%           100.00%
------------------------------------------------------------------------------------------------------------------------------------

MORTG RATES & LTV
--------------------------------------------------------------------------------
MORTG RATES              AVG FICO       WAC        GROSS MARGIN    AVG PRIN BAL
--------------------------------------------------------------------------------
5.001 - 5.500              661         5.375           3.875        239,647.69
--------------------------------------------------------------------------------
5.501 - 6.000              703         5.926           4.523        222,276.11
--------------------------------------------------------------------------------
6.001 - 6.500              687         6.423           5.049        225,234.52
--------------------------------------------------------------------------------
6.501 - 7.000              667         6.869           5.503        191,327.59
--------------------------------------------------------------------------------
7.001 - 7.500              640         7.370           6.041        161,721.85
--------------------------------------------------------------------------------
7.501 - 8.000              613         7.853           6.483        150,342.49
--------------------------------------------------------------------------------
8.001 - 8.500              590         8.346           7.070        138,476.52
--------------------------------------------------------------------------------
8.501 - 9.000              566         8.828           7.489        142,942.60
--------------------------------------------------------------------------------
9.001 - 9.500              572         9.359           7.943        118,591.26
--------------------------------------------------------------------------------
9.501 - 10.000             578         9.858           8.489        102,885.60
--------------------------------------------------------------------------------
10.001 - 10.500            533         10.500          9.132        63,785.42
--------------------------------------------------------------------------------
10.501 - 11.000            576         10.910          9.991        113,398.94
--------------------------------------------------------------------------------
11.501 - 12.000            504         11.990         10.990        46,352.22
--------------------------------------------------------------------------------
13.501 - 14.000            661         13.990          0.000        22,487.53
--------------------------------------------------------------------------------
TOTAL:                     636         7.461           6.069        165,343.17
--------------------------------------------------------------------------------